UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                            FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          April 1, 2011


 			Date of Report
                 (Date of Earliest Event Reported)

                      AVATAR VENTURES CORP.



        (Exact name of registrant as specified in its charter)

         Nevada	                  333-147037	      N/A
 (State or other	        (Commission	(I.R.S. Employer
jurisdiction of Incorporation)	File Number)	Identification No.)

POSTAL CODE 130021, BOX 2225, MING DE ROAD POST OFFICE, CHAO YANG,
                    CHANG CHUN CHINA 1300006



            (Address of principal executive offices)

                          949-209-7970



    (Registrant's telephone number, including area code)



(Former name and former address, if changed since last report)

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Section 5 - Corporate Governance and Management

Item 5.02 Election of Directors and Appointment of Certain Officers


On April 1, 2011 Mr. Jack G. Stevenson of Mission Viejo, California, was appointed Director and President of the Company effective immediately, to serve at the discretion of the Board of Directors, until his successor is duly appointed and qualified. Jack G. Stevenson is an IT professional with 25 years of experience in the software industry in Southern California. He has obtained a specialty in the mortgage/escrow industry which he has focussed on for the past 6 years. Jack earned a degree in 1990 from Saddleback College. Mr. Chen Zhen will continue to act as CEO, Treasurer, Secretary and Director.






Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Avatar Ventures Corp.

Date:  April 4, 2011	By : /s/ Zhen Chen
 	 	             Zhen Chen,
 	 	             CEO